Exhibit 32


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of BUCS Financial Corp. (the "Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Herbert J. Moltzan, President and Chief Executive Officer, and Matthew J. Ford, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 13, 2004





/s/Herbet J. Moltzan                                 /s/Matthew Ford
--------------------------------                     ---------------------------
Herbert J. Moltzan                                   Matthew Ford
President and Chief Executive Officer                Chief Financial Officer